SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 5, 1997




          MEDITRUST CORPORATION               MEDITRUST OPERATING COMPANY
      ----------------------------           ----------------------------
      (Exact name of registrant as           (Exact name of registrant as
       specified in its charter)              specified in its charter)


               95-3520818                             95-3419438
           -------------------                    -------------------
            (I.R.S. Employer                       (I.R.S. Employer
           Identification No.)                    Identification No.)


                 0-9109                                 0-9110
        ------------------------               ------------------------
        (Commission file number)               (Commission file number)


       197 First Avenue, Suite 300            197 First Avenue, Suite 100
            Needham, MA 02194                      Needham, MA 02194
       ---------------------------            ---------------------------
         (Address of principal                  (Address of principal
           executive offices)                     executive offices)


             (781) 433-6000                         (781) 453-8062
     -------------------------------        -------------------------------
     (Registrant's telephone number)        (Registrant's telephone number)

Item 5.  Other Events.


     On November 5, 1997, pursuant to the Third Amended and Restated Agreement and Plan of Merger, dated as of April 13, 1997, by and among Santa Anita Realty Enterprises, Inc. ("Realty"), Santa Anita Operating Company ("Operating," and together with Realty, "The Santa Anita Companies"), Meditrust and Meditrust Acquisition Company ("MAC"), Meditrust merged with and into Realty and MAC merged with and into Operating. As part of the merger, Realty changed its name to "Meditrust Corporation" and Operating changed its name to "Meditrust Operating Company". Also as part of the merger, Meditrust Corporation assumed all the outstanding debt securities of Meditrust which were registered pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") (collectively, the "Debt Securities"). Pursuant to Exchange Act Rule 12g-3, Meditrust Corporation, as a successor issuer to Meditrust, automatically succeeded to the Exchange Act reporting obligations of Meditrust with respect to the Debt Securities, and therefore each of the former Debt Securities of Meditrust which were registered under Section 12(b) of the Exchange Act are now deemed registered by Meditrust Corporation under Section 12(b) of the Exchange Act.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     99  Press Release

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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


MEDITRUST CORPORATION                      MEDITRUST OPERATING COMPANY


By: /s/ Michael S. Benjamin                  By: /s/ Abraham D. Gosman
    -----------------------------------          -------------------------------
    Michael S. Benjamin                          Abraham D. Gosman
    Senior Vice President and Secretary          Chief Executive Officer




Date:  November 6, 1997                   Date:  November 6, 1997



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